GL Macro Performance Fund

a Series of Northern Lights Fund Trust III

Supplement dated February 26, 2013 to the Prospectus and Statement of Additional Information, each dated December 10, 2012

Effective February 22, 2013, Michael V. Tassone, resigned as co-portfolio manager of the GL Macro Performance Fund (the “Fund”).  Dan Thibeault, Managing Director of the adviser, will remain as sole portfolio manager of the Fund.  References to Mr. Tassone in the Fund’s Prospectus and Statement of Additional Information as the portfolio manager to the Fund are hereby deleted in their entirety.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated December 10, 2012, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling the Fund at 1-855-754-7930.

Please retain this Supplement for future reference.